EXHIBIT 10.01


                  1994 OUTSIDE DIRECTORS' STOCK OPTION PLAN
                  (As Amended And Restated February 5, 2002)


     1. Purpose.  This Plan is established to provide equity incentives for
        -------
non-employee members of the Board by offering them an opportunity to participate in the Company's future performance through grants of Options. Capitalized terms not defined in the text of the Plan are defined in Section 15.


     2. Types of Option; Stock Subject to the Plan.  Options granted under this
        ------------------------------------------
Plan shall be non-qualified stock options. The capital stock subject to the Plan shall be shares of the Company's authorized but un-issued Common Stock or treasury shares of Common Stock. The maximum aggregate number of shares of Common Stock which may be issued under the Plan is Five Hundred Thousand (500,000), subject to adjustments pursuant to Section 8 hereof. In the event that any outstanding Option under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company that are issued upon exercise of an Option are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular Option Agreement), the shares of Common Stock allocated to the unexercised portion of such Option (or the shares so reacquired by the Company pursuant to the terms of the Option Agreement) shall again become available to be made subject to Options granted under the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding Options granted under this Plan at any given time, plus the aggregate number of shares that have been issued upon exercise of all Options granted under this Plan and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified in this Section 2 (subject to adjustments under Section 8).


     3. Administration.
        --------------

          3.1 Power and Authority.  The Plan shall be administered by the
              -------------------
Board. Subject to the general purposes, terms and conditions of the Plan, the Board shall have full power and authority to implement and carry out the Plan. More specifically, the Board shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

               3.1.1 Terms of Options.  To determine any terms and conditions
                     ----------------
of an Option Agreement entered into between the Company and any Participant that are not otherwise dictated by this Plan.

               3.1.2 Interpretation of Plan.  To construe and interpret the
                     ----------------------
Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan.

               3.1.3 Correction of Defects.  To correct any defect, supply any
                     ---------------------
omission or reconcile any inconsistency in the Plan or any Option Agreement.

               3.1.4 Delegation.  To delegate to one or more officers or
                     ----------
employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.


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               3.1.5 General Authority.  To take such actions and make such
                     -----------------
determinations as the Board deems necessary or advisable for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements. Notwithstanding any provision of the Plan to the contrary, in administering the Plan, the Board shall have no authority, discretion or power to establish the duration of Options.

          3.2  Discretion.  The interpretation and construction by the Board of
               ----------
any provision of this Plan, or any Option granted pursuant hereto (including the applicable Option Agreement), shall be final, binding and conclusive upon all parties in interest. In the event of any conflict between any Option Agreement and the Plan, the terms of the Plan shall govern. No member of the Board shall be liable to the Company, any Parent or Subsidiary of the Company, or the holder of any Option granted under the Plan for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to the Committee. For purposes of this Plan, all references herein to "Board" shall be deemed to also refer to any such Committee. Any Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections.

          3.3 Intent to Comply with SEC Rule 16b-3.  Transactions under
              ------------------------------------
this Plan are intended to comply with all applicable conditions of SEC Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amounts of awards) shall be deemed automatically to be incorporated by reference into the Plan.


     4. Eligibility and Award Formula.
        -----------------------------

          4.1 Eligibility.  Options shall be granted only to directors of the
              -----------
Company who are not employees of the Company or any Parent or Subsidiary of the Company.

          4.2 Initial Grant.  Each Participant who first becomes a member of
              -------------
the Board on or after the date on which this Plan was adopted by the Board, as set forth in Section 13.1 (the "Effective Date") will automatically be granted an Option for Fifty Thousand (50,000) shares on the date such Participant joins the Board (the "Initial Grant"). Notwithstanding anything to the contrary in this Section 4.2, a director of the Company who previously was not an eligible Participant under Section 4.1 because he or she was an employee of the Company or any Parent or Subsidiary of the Company shall not be entitled to receive an Initial Grant in the event that such director ceases to be an employee of the Company or any Parent or Subsidiary of the Company at a future date.

          4.3 Succeeding Grants.  Each year on July 1 following the Effective
              -----------------
Date, each Participant who has served as a member of the Board for over six months and who remains a member of the Board following July 1 of the given year (whether or not a member of the Board on the Effective Date and whether or not previously an employee of the Company or any Parent or Subsidiary of the Company), will automatically be granted an Option for Twelve Thousand Five Hundred (12,500) shares (each a "Succeeding Grant"). This Section notwithstanding, Succeeding Grants for Participants serving as a member of the Board for over two months but less than six months will be granted at the discretion of the Board. Participants serving as a member of the Board for less than two months will not be eligible for a Succeeding Grant.

          4.4 Maximum Shares.  The maximum number of shares that may be issued
              --------------
to any one Participant under this Plan is Eighty Thousand (80,000).


     5. Terms and Conditions of Option Agreements.  Each Option granted under
        -----------------------------------------
the Plan shall be evidenced by an Option Agreement between the Participant and the Company. Each such Option Agreement shall be subject to the following terms and conditions and such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:


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          5.1 Exercise Price.  The price to be paid for each share of Common
               --------------
Stock upon the exercise of an Option shall be the Fair Market Value of the Common Stock on the date the Option is granted.

          5.2 Vesting.  Each Option or part of that Option shall be exercisable
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as it vests.  The date on which a Participant receives an Initial Grant or a
Succeeding Grant is referred to as the "Start Date" for the Option so granted. Each Option shall vest as to two percent (2%) of the shares covered by the Option on the first month following the Start Date of such grant, and continuing thereafter as to an additional two percent (2%) of the grant on each subsequent month, for so long as the Participant is an Eligible Participant
(as defined in Section 5.3).    The Participant may cumulate each installment
and exercise the same, in whole or in part, after it vests and becomes exercisable, at any time prior to expiration of the term of the Option. As provided in Section 5.3, all further vesting ceases upon the Termination Date (as defined in Section 5.3).

          5.3 Term; Termination.  Except as provided below and pursuant to
              -----------------
Section 8.2, each option shall expire ten (10) years after the date the Option was granted (the "Expiration Date"). The Option shall cease to vest if the Participant ceases to be a member of the Board (referred to as ceasing to be an "Eligible Participant"). The date on which a Participant ceases to be an Eligible Participant is referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

               5.3.1 Termination Generally.  If a Participant ceases to be an
                     ---------------------
Eligible Participant for any reason except death or Disability, each Option, to the extent (and only to the extent) that it would have been exercisable by such Participant on the Termination Date, may be exercised by such Participant within three (3) months after the Termination Date, but in no event later than the Expiration Date.

               5.3.2 Death.  If a Participant ceases to be an Eligible
                     -----
Participant because of the death of the Participant, any Option which such Participant held, to the extent (and only to the extent) that it would have been exercisable by such Participant on the Termination Date, may be exercised by the Participant's representative or by the person entitled thereto under the Participant's will or the laws of intestate succession within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

               5.3.3 Disability.  If the Participant ceases to be an Eligible
                     ----------
Participant because of Disability, each Option, to the extent (and only to the extent) that it would have been exercisable by such Participant on the Termination Date, may be exercised by such Participant within twelve (12) months after the Termination Date, but in no event later than the Expiration Date. If the Option is not exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period unless the Participant dies prior thereto, in which event the Participant shall be treated as though the Participant's death occurred on the date the Participant ceased to be an Eligible Participant resulting from such Disability and the provisions of Section 5.3.2 above shall apply.

          5.4 Method of Payment for Common Stock Upon Exercise.  Subject to
              ------------------------------------------------
the limitations of this Plan, the exercise price for each share of Common Stock purchased under an Option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board) or by one or more of the following additional alternative methods: (1) the surrender of shares of the Company's Common Stock, in proper form for transfer, owned by the Participant exercising the Option and having a Fair Market Value on the date of exercise equal to the exercise price, provided that such shares (a) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (b) were obtained by the Participant in the public market, (2) consummation of an immediate sale proceeds transaction ("Immediate Sale Proceeds"), which transaction may be executed (a)
              -----------------------
through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD
                                                                       ----
Dealer") whereby the Participant irrevocably elects to exercise the Option and
------
to sell a portion of the shares of Common Stock so purchased under the Option to pay for the aggregate exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the aggregate exercise price directly to the Company or (b) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to

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pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the aggregate exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the aggregate exercise price directly to the Company, or (3) any combination of the foregoing, so long as the sum of the cash so paid, plus the Fair Market Value of the shares of Common Stock so surrendered and the Immediate Sale Proceeds so assigned, is equal to the aggregate exercise price. Notwithstanding the foregoing, an Option may not be exercised by surrender to the Company of shares of the Company's Common Stock to the extent such surrender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's Common Stock. No share of Common Stock shall be issued under any Option until full payment therefore has been made in accordance with the terms of the Option Agreement (and in compliance with the Plan).

          5.5  Non-Assignability.  No Option granted under the Plan shall be
               -----------------
assignable or transferable by a Participant except by will or the laws of descent and distribution and each Option granted under the Plan shall be exercisable only by the Participant during his or her lifetime.

          5.6  All Options Subject to Terms of this Plan.  In addition to the
               -----------------------------------------
provisions contained in any Option Agreement granted under this Plan, each Option Agreement shall provide that it is subject to the terms and conditions of this Plan and each Participant shall be given a copy of this Plan. Further, any terms or conditions contained in any Option Agreement which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

          5.7  Other Provisions.  Option Agreements under the Plan shall
               ----------------
contain such other provisions, including, without limitation: (1) rights of first refusal in favor of the Company (or its assignees) applicable to shares of Common Stock acquired upon exercise of an Option which are subsequently proposed to be transferred by the Participant, (2) lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting a Participant from any sales or other transfers of Common Stock received upon exercise of the Option for a designated period of time following the effective date of a registration statement under the Securities Act, (3) other restrictions on the transferability or right to retain shares of the Common Stock received upon the exercise of the Option, including repurchase rights at original cost based on the vesting schedule in Section 5.2, and (4) restrictions required by federal and applicable state securities laws, all as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan or fail to constitute a "formula plan" meeting the requirements of Rule 16b-3(c)(2)(ii) or its successors under the Exchange Act.


     6.  Securities Law Requirements.  No shares of Common Stock shall be
         ---------------------------
issued upon the exercise of any Option unless and until: (1) the Company and the Participant have satisfied all applicable requirements under the Securities Act and the Exchange Act, (2) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied, and
(3) all other applicable provisions of state and federal law have been satisfied. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an Option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.


     7.  Withholding Taxes.  The exercise of any Option granted under this Plan
         -----------------
shall be conditioned upon the Participant's payment to the Company of all amounts (in addition to the exercise price), if any, required to meet federal, state, local or foreign taxes of any kind required by law to be withheld with respect to shares of Common Stock to be issued upon the exercise of such Option. A Participant may satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company's Common Stock already owned by such Participant and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The Fair Market Value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined.


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     8.  Adjustments Upon Changes in Capitalization or Change of Control.
         ---------------------------------------------------------------

          8.1  Stock Splits and Similar Events.  Appropriate adjustments shall
               -------------------------------
be made in the number and class of shares of capital stock subject to the Plan as described in Section 2, the number of and class of shares to be granted under the Plan pursuant to Section 4, and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split (such as that which occurred on March 1996), reverse stock split, re-capitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend such Options
                  ----------
to provide that each Option is exercisable for New Shares. In the event of any such amendment, the number of shares subject to and the exercise price of each Option shall be adjusted in a fair and equitable manner.

          8.2  Change of Control.  In the event of a Change of Control (as
               -----------------
defined below), the vesting of all Options granted pursuant to the Plan shall accelerate and the Options shall become immediately exercisable in full prior to the consummation of such Change of Control at such times and on such conditions as the Board shall determine. Furthermore, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's
 ---------------------
rights and obligations under outstanding Options (which, for purposes of this
Section 8.2, shall include Options that become immediately exercisable and vested as provided above) not exercised by the Participant prior to the consummation of the Change of Control or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised prior to the consummation of the Change of Control shall terminate and cease to be outstanding as of the effective date of the Change of Control. A "Change of Control" shall be deemed
                                             -----------------
to have occurred in the event any of the following occurs with respect to the
Company:

               8.2.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange.

               8.2.2 a merger or consolidation in which the Company is not the surviving corporation, other than a merger or consolidation with a wholly-owned Subsidiary, a re-incorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the Stockholders of the Company and the Options are assumed or substituted by the Acquiring Corporation, which assumption or substitution shall be binding on all Participants.

               8.2.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation.

               8.2.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more Subsidiaries of the Company.

               8.2.5  a liquidation or dissolution of the Company.

               8.2.6 any other transaction which qualifies as a "corporate transaction" under Section 424 of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).


          8.3  Committee's Determination Final and Binding Upon Participants.
               -------------------------------------------------------------
The foregoing determinations and adjustments in this Section 8 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such


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adjustment or action to each Optionee; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

          8.4  No Fractions of Shares.  Fractions of shares shall not be issued
               ----------------------
by the Company. Instead, such fractions of shares shall either be paid in cash at Fair Market Value or shall be rounded up or down to the nearest share, as determined by the Board.

          8.5  No Rights Except as Expressly Stated.  Except as expressly
               ------------------------------------
provided in this Section 8, no additional rights shall accrue to any Participant by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to Options granted hereunder.

          8.6  No Limitations on Company's Discretion.  The grant of Options
               --------------------------------------
under this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


     9.  Rights as a Stockholder and Access to Information.  No Participant and
         -------------------------------------------------
no person claiming under or through any such Participant shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares of capital stock issuable upon the exercise of any Option granted under this Plan, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued to the Participant or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right predates the date the Participant became a stockholder. Participants shall be given access to information concerning the Company equivalent to that information generally made available to the Company's stockholders.


     10.  No Obligation to Retain.  Nothing in this Plan or any Option granted
          -----------------------
under this Plan shall confer on any Participant any right to continue as a director of the Company.


     11.  Use of Proceeds.  The proceeds received from the sale of shares of
          ---------------
the Common Stock upon exercise of Options granted under the Plan shall be used for general corporate purposes.


     12.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all Options issued hereunder.


     13.  Term of Plan.
          ------------

          13.1  Effective Date and Stockholder Approval.  The Plan became
                ---------------------------------------
effective when adopted by the Board on December 13, 1994, and approved by the shareholders in February 1995.

          13.2  Termination.  Unless sooner terminated in accordance with
                -----------
Section 14, the Plan shall terminate upon the earlier of: (1) the close of business on the last business day preceding the tenth (10th) anniversary of the date the Plan is adopted by the Board, or (2) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Options granted under the


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


Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to "vesting" or other similar provisions. If the date of termination is determined under clause (1) above, then any Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the Option Agreements evidencing such Options.


     14.  Early Termination and Amendment of the Plan.  The Board may from time
          -------------------------------------------
to time suspend or terminate the Plan or revise or amend it; provided, however, that, no amendment shall be effective without the approval of the Company's stockholders at a duly held meeting by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders entitled to vote) in compliance with the requirements of the Company's Bylaws and the Delaware General Corporation Law, if (1) the Board determines that approval of such amendment is required in order that transactions in the Company's Common Stock under the Plan be exempt from the operation of Section 16(b) of the Exchange Act, (2) such amendment materially increases the aggregate number of shares of Common Stock that may be issued upon exercise of Options granted under the Plan (except for adjustments made pursuant to Section 8 hereof), or
(3) materially modifies the requirements as to eligibility for participation in the Plan.


     15.  Definitions.  As used in the Plan, the following terms shall have
          -----------
the following meanings:

          15.1  "Board" means the Board of Directors of the Company as it may
                 -----
be comprised from time to time.

          15.2  "Code" means the Internal Revenue Code of 1986, as amended, and
                 ----
applicable regulations.

          15.3  "Committee" means the Compensation Committee appointed by the
                 ---------
Board.

          15.4  "Company" means Oak Technology, Inc., a corporation organized
                 -------
under the laws of the State of Delaware, or any successor corporation.

          15.5  "Disability" means a disability, whether temporary or
                 ----------
permanent, partial or total, as determined by the Board.

          15.6  "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

          15.7  "Fair Market Value" means, as of any date, the value of a share
                 -----------------
of the Company's Common Stock determined as follows:

               15.7.1 if such Common Stock is then quoted on the Nasdaq National Market System, its last reported sale price on the Nasdaq National Market System on the trading day next preceding that date or, if no such reported sale takes place on the trading day next preceding such date, the average of its closing bid and asked prices on the Nasdaq National Market System on the trading day next preceding such date.

               15.7.2 if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price on the national securities exchange on which the Common Stock is then listed on the trading day next preceding that date or, if no such reported sale takes place on the trading day next preceding such date, the average of its closing bid and asked prices on the national securities exchange on which the Common Stock is then listed on the trading day next preceding such date.

               15.7.3 if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market System nor listed or admitted to trading on a national securities exchange, the average of its closing


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bid and asked prices on the trading day next preceding such date, as reported by The Wall Street Journal, for the over-the-counter market.

               15.7.4 if none of the foregoing is applicable, by the Board of Directors of the Company in good faith, with such determination being based upon past arms'-length sales by the Company of its equity securities and other factors considered relevant in determining the Company's fair value.

Notwithstanding anything to the contrary in this Section 15.7, any Option Agreement may provide for alternative means of valuation for the purpose of repurchase at fair market value of shares acquired.

          15.8  "Option" means an option to purchase shares of Common Stock
                 ------
pursuant to the Plan.

          15.9  "Option Agreement" means an agreement described in Section 5
                 ----------------
entered into by the Company and a Participant, setting forth the terms, conditions and limitations applicable to the Option granted to the Participant.

          15.10  "Parent" means any corporation (other than the Company) in
                  ------
an unbroken chain of corporations ending with the Company if, at the time of granting of an Option, each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          15.11  "Participant" means a director of the Company who is not an
                  -----------
employee of the Company or any Parent or Subsidiary of the Company who is granted one or more Options under the Plan.

          15.12  "Plan" means this Oak Technology, Inc. 1994 Outside Directors'
                  ----
Stock Option Plan, as amended from time to time.

          15.13  "SEC" means the Securities and Exchange Commission.
                  ---
          15.14  "Securities Act" means the Securities Act of 1933, as amended.
                  --------------
          15.15  "Subsidiary" means any corporation (other than the Company) in
                  ----------
an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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